THE GNMA FUND INVESTMENT
                           ACCUMULATION PROGRAM, INC.
                                    [LOGO]
                                 ANNUAL REPORT
                               DECEMBER 31, 1997

   COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE GNMA FUND INVESTMENT ACCUMULATION PROGRAM AND THE SALOMON BROTHERS 30 YEAR GNMA INDEX


                                 [GRAPH]


$25,000
                                                                   $24,790
                                                                $22,846
$20,000


$15,000

                                                 GNMA IAP
$10,000

                                                 Salomon Brothers
 $5,000                                          30 Year GNMA*


     $0

1987   1988   1989   1990  1991   1992   1993   1994   1995   1996   1997
                                 YEAR END


Average Annual Total Returns for the Period Ending 12/31/97

 1 Year Ended    9.16%
 5 Year Ended    6.63%
10 Years Ended   8.61%

*Source: Ibbotson Associates

To Our Shareholders:

     We are pleased to present the shareholder report for The GNMA Fund Investment Accumulation Program, Inc. for the year ended December 31, 1997.

     During the year, the Program generated net investment income of 6.74% as a percentage of average net assets and paid dividends of $1.39 per share.

     During the year, interest rates on 30 year Treasury securities fluctuated greatly from a low of 5.89% on December 23 to over 7.00% in April. GNMA current coupons purchased for the Program fluctuated from a low of 7.00% to a high of 7.50%. While principal pay downs of the GNMA pools held in the Program averaged $1.8 million per month during the first six months of the year, pay downs accelerated slightly to $2.0 million per month during the second six months of the year. Purchases of Program shares averaged $2.4 million per month and redemptions averaged $3.2 million per month.

     Cash balances available and reserved for the purchase of GNMAs on their corresponding settlement dates were invested in Short Term Treasury Bills. This contributed $28,223 of income to the Program.

     This Program should continue to provide a good means of compounding distributions from your unit trust holdings through its monthly dividend, and barring any dramatic change in interest rates should provide investors with attractive returns in the future.

     Thank you for including Defined Asset Funds and The GNMA Fund Investment Accumulation Program, Inc. among your investment portfolio.


OFFICERS AND DIRECTORS                                 Sincerely,
Michael J. Perini-President and Director
Leonard I. Shankman-Director
Robert A. Kavesh-Director
Philip G. Milot-Vice President                         /s/ Michael J. Perini
Teresa A. Koncick-Secretary
Gerard J. Fenerty-Treasurer                            Michael J. Perini
                                                       President
CUSTODIAN AND TRANSFER AGENT
The Bank of New York
P.O. Box 974 Wall Street Station
New York, N.Y. 10268-0974

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THE GNMA FUND INVESTMENT ACCUMULATION PROGRAM, INC.
SCHEDULE OF INVESTMENTS
DECEMBER 31, 1997
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                                               INTEREST                                                         VALUE (NOTE
           SECURITY DESCRIPTION                    RATE   RANGE OF MATURITIES   FACE AMOUNT*       COST*            1A)
-------------------------------------------  -----------  -------------------  --------------  --------------  --------------

Government National Mortgage Association,
Modified Pass-Through Mortgage-Backed
Securities                                         6.50%   05/15/23-03/15/26   $   23,285,950  $   23,454,113  $   23,060,379
Government National Mortgage Association,
Modified Pass-Through Mortgage-Backed
Securities                                         7.00    03/15/22-12/15/27       73,234,148      73,874,580      73,874,947
Government National Mortgage Association,
Modified Pass-Through Mortgage-Backed
Securities                                         7.50    02/15/22-07/15/27       38,695,724      39,058,673      39,675,229
Government National Mortgage Association,
Modified Pass-Through Mortgage-Backed
Securities                                         8.00    03/15/17-11/15/26       23,090,952      23,272,100      23,971,295
Government National Mortgage Association,
Modified Pass-Through Mortgage-Backed
Securities                                         8.50    06/15/16-05/15/25       12,714,904      12,866,894      13,370,523
Government National Mortgage Association,
Modified Pass-Through Mortgage-Backed
Securities                                         9.00    04/15/16-10/15/21        7,433,655       7,454,148       7,958,657
Government National Mortgage Association,
Modified Pass-Through Mortgage-Backed
Securities                                         9.50    10/15/09-11/15/20        7,228,592       7,234,167       7,829,469
Government National Mortgage Association,
Modified Pass-Through Mortgage-Backed
Securities                                        10.00    10/15/15-06/15/18        4,398,877       4,415,059       4,797,525
Government National Mortgage Association,
Modified Pass-Through Mortgage-Backed
Securities                                        11.50    04/15/13-12/15/15        2,040,925       2,002,133       2,300,506
Government National Mortgage Association,
Modified Pass-Through Mortgage-Backed
Securities                                        12.00    02/15/13-11/15/15          947,668         954,638       1,081,231
Government National Mortgage Association,
Modified Pass-Through Mortgage-Backed
Securities                                        13.00        04/15/13                38,434          39,337          44,535
Government National Mortgage Association,
Modified Pass-Through Mortgage-Backed
Securities                                        13.50        05/15/11                14,016          13,202          16,276
Government National Mortgage Association,
Modified Pass-Through Mortgage-Backed
Securities                                        14.50        04/15/13                19,389          20,092          22,594
Government National Mortgage Association,
Modified Pass-Through Mortgage-Backed
Securities                                        15.00        06/15/13               137,943         144,087         160,962
Government National Mortgage Association,
Modified Pass-Through Mortgage-Backed
Securities                                        16.00    12/15/11-04/15/12          183,041         189,678         214,043
Government National Mortgage Association,
Modified Pass-Through Mortgage-Backed
Securities                                        17.00    10/15/11-01/15/12          639,005         673,335         748,834
                                                                               --------------  --------------  --------------
                                                                               $  194,103,223  $  195,666,236**$  199,127,005
Total Investments--99%.......................................................
                                                                               --------------  --------------
                                                                               --------------  --------------

Other Assets in Excess of Liabilities--1%....................................................................       2,662,663
                                                                                                               --------------
Net Assets--Equivalent to $21.03 net asset value per share on 9,594,774 shares of capital stock outstanding--100%............................................................................................  $  201,789,668
                                                                                                               --------------
                                                                                                               --------------

 * Original face amounts and related costs are reduced by principal payment pass-throughs.
** Aggregate cost for Federal tax purposes.

See Notes to Financial Statements.

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THE GNMA FUND INVESTMENT ACCUMULATION PROGRAM, INC.
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1997
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ASSETS:

  Investments at Value (Identified Cost $195,666,236) (Note 1a)................................  $     199,127,005
  Cash.........................................................................................          1,655,226
  Interest Receivable..........................................................................          1,231,881
  Other........................................................................................              1,267
                                                                                                 -----------------
     Total Assets..............................................................................        202,015,379
                                                                                                 -----------------
LIABILITIES:
  Accounts Payable and Accrued Expenses........................................................            151,240
  Payable for Capital Stock Reacquired.........................................................             40,210
  Payable to Administrators (Note 2)...........................................................             34,261
                                                                                                 -----------------
     Total Liabilities.........................................................................            225,711
                                                                                                 -----------------
NET ASSETS (Equivalent to $21.03 net asset value per share on 9,594,774
     shares of capital stock outstanding) (Note 4).............................................  $     201,789,668
                                                                                                 -----------------
                                                                                                 -----------------

See Notes to Financial Statements.

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THE GNMA FUND INVESTMENT ACCUMULATION PROGRAM, INC.
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1997
--------------------------------------------------------------------------------


NET INVESTMENT INCOME:

INCOME:
  Interest Income and Premium Amortization (Note 1c)..........................                   $     14,794,025

EXPENSES:
  Custodian, Transfer and Dividend Disbursing Agent Fees......................  $       509,671
  Administration Fee (Note 2).................................................          404,394
  Printing and Mailing........................................................          162,475
  Professional Fees...........................................................           57,711
  Other.......................................................................           14,071
  Directors' Fees & Expenses..................................................           11,000         1,159,322
                                                                                ---------------  ----------------
     Net Investment Income....................................................                         13,634,703

UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
  Unrealized Appreciation (Depreciation) of Investments:
     Beginning of Year........................................................         (655,051)
     End of Year..............................................................        3,460,770
                                                                                ---------------
  Increase in Unrealized Appreciation.........................................                          4,115,821
                                                                                                 ----------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..........................                   $     17,750,524
                                                                                                 ----------------
                                                                                                 ----------------

See Notes to Financial Statements.

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THE GNMA FUND INVESTMENT ACCUMULATION PROGRAM, INC.
STATEMENTS OF CHANGES IN NET ASSETS
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                                                                                YEAR ENDED            YEAR ENDED
                                                                               DECEMBER 31,          DECEMBER 31,
                                                                                  1997                  1996
                                                                       --------------------  --------------------

INCREASE/(DECREASE) IN NET ASSETS:
OPERATIONS:
Net Investment Income................................................   $       13,634,703    $       14,420,545
Net Equalization (Debits) included in the Price of Capital Stock Sold
and Reacquired (Note 1d).............................................             (146,110)             (138,164)
Increase in Unrealized Appreciation/(Depreciation) of Investments....            4,115,821            (5,565,133)
                                                                       --------------------  --------------------

Net Increase in Net Assets Derived from Operations...................           17,604,414             8,717,248
                                                                       --------------------  --------------------

Dividends to Shareholders (Note 5)...................................          (13,476,029)          (14,110,317)
                                                                       --------------------  --------------------

Capital Share Transactions (Exclusive of Net Equalization Debits
  Allocated to Undistributed Net Investment Income) (Note 4):
Net Proceeds from Sale of Capital Stock..............................           16,808,559            23,102,353
Net Asset Value of Shares Issued to Shareholders in Reinvestment of
  Dividends..........................................................           12,264,828            13,043,853
                                                                       --------------------  --------------------
                                                                                29,073,387            36,146,206
Cost of Capital Stock Reacquired.....................................          (39,180,934)          (43,181,951)
                                                                       --------------------  --------------------
Decrease in Net Assets from Capital Stock Transactions...............          (10,107,547)           (7,035,745)
                                                                       --------------------  --------------------
Total Decrease in Net Assets.........................................           (5,979,162)          (12,428,814)

NET ASSETS:
Beginning of Year....................................................          207,768,830           220,197,644
                                                                       --------------------  --------------------
End of Year (including undistributed net investment income of
  $1,020,122 in 1997 and $1,007,557 in 1996 and accumulated realized
  capital losses of $83,332 in 1997 and $87,817 in 1996).............   $      201,789,668    $      207,768,830
                                                                       --------------------  --------------------
                                                                       --------------------  --------------------

See Notes to Financial Statements.

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THE GNMA FUND INVESTMENT ACCUMULATION PROGRAM, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                            YEAR ENDED DECEMBER 31,
                                                      --------------------------------------------------------------------
                                                          1997          1996          1995          1994          1993
                                                      ------------  ------------  ------------  ------------  ------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK
  OUTSTANDING THROUGHOUT EACH YEAR:
Net Asset Value, Beginning of Year..................  $      20.59  $      21.10  $      19.24  $      21.39  $      21.66
                                                      ------------  ------------  ------------  ------------  ------------
Income From Investment Operations
Net Investment Income...............................          1.40          1.41          1.41          1.43          1.53
Net Realized and Unrealized Gain (Loss) on
  Investments.......................................          0.43         (0.53)         1.87         (2.14)        (0.20)
                                                      ------------  ------------  ------------  ------------  ------------
  Total From Investment Operations..................          1.83          0.88          3.28         (0.71)         1.33
                                                      ------------  ------------  ------------  ------------  ------------
Dividend Distributions from Net Investment Income...         (1.39)        (1.39)        (1.42)        (1.44)        (1.60)
                                                      ------------  ------------  ------------  ------------  ------------
Net Asset Value, End of Year........................  $      21.03  $      20.59  $      21.10  $      19.24  $      21.39
                                                      ------------  ------------  ------------  ------------  ------------
                                                      ------------  ------------  ------------  ------------  ------------
TOTAL INVESTMENT RETURN.............................          9.16%         4.39%        17.54%        (3.36%)        6.32%
                                                      ------------  ------------  ------------  ------------  ------------
                                                      ------------  ------------  ------------  ------------  ------------
SIGNIFICANT RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Year
  (in thousands)....................................  $    201,790  $    207,769  $    220,198  $    204,032  $    222,493
                                                      ------------  ------------  ------------  ------------  ------------
                                                      ------------  ------------  ------------  ------------  ------------
Operating Expenses to Average Net Assets............          0.57%         0.57%         0.58%         0.59%         0.62%
                                                      ------------  ------------  ------------  ------------  ------------
                                                      ------------  ------------  ------------  ------------  ------------
Net Investment Income to Average Net Assets.........          6.74%         6.84%         6.92%         7.12%         7.00%
                                                      ------------  ------------  ------------  ------------  ------------
                                                      ------------  ------------  ------------  ------------  ------------
Portfolio Turnover Rate.............................             0%            0%            0%            0%            0%
                                                      ------------  ------------  ------------  ------------  ------------
                                                      ------------  ------------  ------------  ------------  ------------

See Notes to Financial Statements.

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THE GNMA FUND INVESTMENT ACCUMULATION PROGRAM, INC.
NOTES TO FINANCIAL STATEMENTS
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1. SIGNIFICANT ACCOUNTING POLICIES

The GNMA Fund Investment Accumulation Program, Inc. (the 'Program') was incorporated under Maryland law on November 17, 1977 and commenced operations on April 24, 1978. The Program is registered under the Investment Company Act of 1940 as an open-end management company.

The following is a summary of significant accounting policies consistently followed by the Program.

(a) Investments are valued by the Program's pricing agent, Interactive Data Services, Inc. These values are not necessarily bids or actual last sale prices but are estimates of the prices at which the pricing agent believes the Program could sell such investment securities.

(b) It is the Program's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its income to its shareholders. Therefore, no Federal income tax provision is required.

(c) Security transactions are recorded on the date the securities are purchased or sold (the trade date). Interest income including amortization of discount less premium amortization is recorded as earned. Dividend distributions to shareholders are recorded on the ex-dividend date.

(d) The Program follows the accounting practice known as 'Equalization' by which a portion of the proceeds from sales and costs of reacquiring capital shares, equivalent on a per share basis to the amount of distributable net investment income on the date of the transaction, is credited or charged to undistributed net investment income. As a result, undistributed net investment income per share is unaffected by sales or reacquisitions of capital stock.

(e) Prepaid registration fees are charged to expense as the related shares are issued or over the period of registration, whichever is applicable.

2. ADMINISTRATION AGREEMENT

The Program has entered into an Administration Agreement with Merrill Lynch, Pierce, Fenner & Smith, Incorporated ('MLPF&S'), Prudential Securities Inc., Dean Witter Reynolds, Inc. and Smith Barney Inc. (the 'Administrators'), whereby the Administrators perform certain administrative duties for the Program. For these services, the Administrators receive a monthly fee from the Program equal to 0.2% on an annual basis of the Program's average daily net assets and have agreed to reimburse the Program to the extent the Program's expenses (excluding interest, taxes, brokerage fees and extraordinary items such as litigation costs) exceed the lesser of (i) 1 1/2% of the first $30 million of the average daily net assets of the Program and 1% of the average daily net assets in excess thereof, or (ii) 25% of the Program's investment income.

Certain officers and/or directors of the Program are officers of MLPF&S.

3. PURCHASES AND SALES OF SECURITIES

During the year ended December 31, 1997 purchases, excluding short-term securities, totalled $12,575,000. There were no sales of securities.

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THE GNMA FUND INVESTMENT ACCUMULATION PROGRAM, INC.
NOTES TO FINANCIAL STATEMENTS (CONCLUDED)
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4. CAPITAL SHARES

The Articles of Incorporation authorize the Program to issue 25,000,000 shares of a single class. At December 31, 1997, paid-in capital amounted to $197,392,109. Transactions in shares were as follows:

                                                                             YEAR ENDED
                                                                             DECEMBER 31,
                                                                   ------------------------------
                                                                          1997            1996
                                                                   --------------  --------------

Shares sold......................................................        815,853       1,132,204
Shares issued to shareholders in reinvestment of dividends.......        595,291         639,093
                                                                   --------------  --------------
Total............................................................      1,411,144       1,771,297
Shares reacquired................................................     (1,906,541)     (2,116,456)
                                                                   --------------  --------------
Net decrease.....................................................       (495,397)       (345,159)
                                                                   --------------  --------------
                                                                   --------------  --------------

5. DIVIDENDS AND DISTRIBUTIONS

The Program distributes, monthly, substantially all of its net investment income. Net realized capital gains, if any, are distributed annually. At December 31, 1997, the Program had a capital loss carryforward of approximately $84,000 ($19,000 expiring in 1998, $9,000 in 1999 and $56,000 in 2000), which will be available to offset a like amount of future taxable gains.

6. CASH OVERDRAFT

Under the terms of an agreement between the Program Agent ('Agent') and the Program, overdrafts by the Program are deemed to be loans by the Agent payable on demand and bearing interest at the GNMA Repurchase Agreement Rate. Such overdrafts are secured by a lien on the Program's property in the Agent's possession or control.

The Program did not have any overdrafts outstanding as of December 31, 1997.

INDEPENDENT AUDITORS' REPORT

THE BOARD OF DIRECTORS AND SHAREHOLDERS,
THE GNMA FUND INVESTMENT ACCUMULATION PROGRAM, INC.:

     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The GNMA Fund Investment Accumulation Program, Inc. as of December 31, 1997, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Program's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of The GNMA Fund Investment Accumulation Program, Inc. as of December 31, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
February 23, 1998